SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -----------------------
                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (D) of the
                        Securities Exchange Act of 1934

Date  of  Report
(Date  of  earliest  event  reported):  January 14, 2003


                          Life Partners Holdings, Inc.
             (Exact name of registrant as specified in its charter)

 Massachusetts                      0-7900                       74-2962475
  ------------                ---------------             ---------------------
(State  or  other                 (Commission                  (IRS  Employer
jurisdiction  of                 File  Number)               Identification No.)
 incorporation)

                         204 Woodhew, Waco, Texas 76712
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's  telephone  number,  including  area code:           (254) 751-7797
                                                                  --------------

Item  5.  Other  Events.
------------------------

     On January 14, 2003, Life Partners issued a press release announcing its results of operations for the nine months ended November 30, 2002. The press release is filed as an exhibit to this current report.

Item  7.  Financial  Statements  And  Exhibits.
-----------------------------------------------

     (c)  Exhibit:
     See Exhibit Index following the signature page of this report, which is incorporated herein by reference.







                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LIFE  PARTNERS  HOLDINGS,  INC.

Date:  January  15,  2003            By:
                                        ----------------------------------------
                                        Dana Yarbrough
                                        (Principal  Accounting  Officer)

                                  EXHIBIT INDEX

     Exhibit 99.1     Press Release dated January 14, 2003

Exhibit 99.1

              Life Partners Holdings, Inc. Announces Third Quarter
                            and Nine Months Results


Waco, TX January 14, 2003 Life Partners Holdings, Inc. (LPHI: OTC/BB) will file its Quarterly Report for the Third Quarter of Fiscal Year 2003 with the Securities and Exchange Commission today. The Company reports a profit of $0.07 per share for the quarter and $0.12 per share for the nine months ending November 30, 2002. This compares with a loss of ($.01) and ($.08) per share respectively during the same periods last year. LPHI reports that it is in sound financial condition and that it anticipates continuing to pay quarterly dividends to its shareholders as authorized by its Board of Directors.

Safe Harbor - This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The statements in this news release that are not historical statements, including statements regarding future financial performance, the market for our services, and the value of our new contract signings, backlog and business pipeline, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from such statements. For information concerning these risks and uncertainties, see our most recent Form 10-K. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.